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                                                                     EXHIBIT 21

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          Discover Card Trust 1992 B

                      -----------------------------------

                                  CREDIT CARD

                          PASS-THROUGH CERTIFICATES

                      -----------------------------------

     Under the Pooling and Servicing Agreement dated as of Dec. 1, 1992 (the "Agreement") by and among Greenwood Trust Company (the "Servicer"), Discover Receivables Financing Group and Wilmington Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of February 18, 1997, and with respect to the performance of the Trust during the Due Period ended in January 31, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

     Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).


1. The total amount of the distribution to Class A Certificateholders on
   February 18, 1997, per $1,000 interest ......... $        5.666666673

2. The total amount of the distribution to Class B Certificateholders on
   February 18, 1997, per $1,000 interest ......... $        6.250000000

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 interest
   ................................................... $        5.666666673

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates, per $1,000 interest
   ................................................... $        6.250000000

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5. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class A Certificates, per $1,000 interest
   ................................................... $        0.000000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates, per $1,000 interest
   ................................................... $        0.000000000


Information Regarding the Performance of the Trust.
---------------------------------------------------

1. Collections of Receivables.
------------------------------

  (a) The aggregate amount of Finance Charge Collections processed during the
      related Due Period ............................. $      12,260,372.09

  (b) The aggregate amount of Principal Collections processed during the
      related Due Period ............................. $     149,311,653.37

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ................................... $       8,789,460.75

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ................................... $     107,041,524.30

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ................................... $       7,990,084.49

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ................................... $      97,306,404.50

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ................................... $         799,376.26

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ................................... $       9,735,119.80

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Seller
      Certificate .................................... $       3,470,911.34

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  (j) The  aggregate  amount  of  Principal Collections  processed during  the related  Due  Period  which  was  allocated  in respect of the Seller
      Certificate .................................... $      42,270,129.07


2. Principal Receivables in the Trust.

  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in January 31, 1997 (which reflects the Principal Receivables represented by the Seller Certificate and the
      Investor Certificates) ......................... $     805,986,956.86

  (b) The  amount  of  Principal  Receivables  in  the Trust  represented  by
      the  Class  A  Certificates   (the  "Class  A Interest") as of  the Due
      Period Ended in  January 31, 1997............... $     550,000,000.00

  (c) The  amount  of  Principal  Receivables  in  the Trust  represented  by
      the  Class  B  Certificates   (the  "Class  B Interest") as of  the Due
      Period Ended in  January 31, 1997............... $      55,000,000.00

  (d) The  Class A Interest and the  Class B Interest set forth in paragraph  2
      (b) and 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2 (a) above
      ................................................                75.06%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
      2 (a) above ....................................                68.24%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
      2 (a) above ....................................                 6.82%

  (g) The Deficit Controlled Amortization Amount (after giving effect to
      payments made on such Distribution Date)                         0.00

3. Investor Charged-Off Amount.
-------------------------------

  (a) The aggregate amount of Receivables charged-off as  uncollectible
      during the  Due  Period   ended in  January 31, 1997 allocable  to  the
      Investor  Certificates   (the  "Investor Charged-Off Amount")
      ............................................... $        2,885,084.15

  (b) The aggregate amount of Receivables charged-off as  Uncollectible
      during the  Due  Period   ended in  January 31, 1997 allocable  to  the
      Class  A  Certificates    (the  "Class A Charged-Off Amount")
      ............................................... $        2,622,694.02

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(c) The sum of (i) the aggregate amount of Receivables charged-of as uncollectible during the Due Period ended in January 31, 1997 allocable to the Class B Certificates and (ii) the sum of (a) the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which the Investor Interest for the Class B Certificates is reduced pursuant to subsection 4.03(c) (i)(C) (the "Class B Charged-Off Amount") $2,449,620.91

  (d) The Cumulative Class A Charged-Off Amount on ..........
      ............ February 18, 1997 ...............  $                0.00

  (e) The  Cumulative Class B Charged-Off Amount on ..........
      ............ February 18, 1997 ...............  $                0.00


4. Investor losses; Reimbursement of Charge-Offs.
-------------------------------------------------

  (a) The amount of Class A Investor Loss, as defined in Section
      4.06 (b) of the Agreement, during the Due Period ended in January
      31, 1997  ..................................... $                0.00

  (b) The amount of Class B Investor Loss, as defined in Section 4.06 (b) of the Agreement, during the Due Period ended in January 31,
      1997  ......................................... $                0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 4 (a) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholders investment)
      ............................................... $         0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 4 (b) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Class B Certificateholders investment)
      ............................................... $         0.000000000

  (e) The total amount reimbursed to the Trust in the current month pursuant to Section 4.06 (c) of the Agreement, if any, in respect
      of Class A Investor Losses in prior months..... $                0.00

  (f) The total amount reimbursed to the Trust in the current month pursuant to Section 4.06 (c) of the Agreement, if any, in respect
      of Class B Investor Losses in prior months..... $                0.00
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  (g) The amount set forth in paragraph  4 (e)  above,  per $1,000 interest
      (which will have the effect of increasing, pro rata, the amount of each
      Class A  Certificateholder's  investment)...... $        0.000000000

  (h) The amount set forth in paragraph 4 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each
      Class B  Certificateholder's  investment)...... $        0.000000000

  (i) The  aggregate   amount  of   Class  A  Investor  Losses   in the Trust
      as of  the  end  of the day on   February 18, 1997.......................
      ............................................... $               0.00

  (j) The  aggregate   amount  of   Class  B  Investor  Losses   in the Trust
      as of  the  end  of the day on   February 18, 1997.......................
      ............................................... $               0.00

  (k) The amount set forth in paragraph 4 (i) above , per $1,000 interest (which will have had the effect of reducing , pro rata , the amount
      of   Class    A    Certificateholder's investment )......................
      ............................................... $        0.000000000

  (l) The amount set forth in paragraph 4 (j) above , per $1,000 interest (which will have had the effect of reducing , pro rata , the amount
      of   Class    B    Certificateholder's investment )......................
      ............................................... $        0.000000000


5. Investor Servicing Fee.
--------------------------

  (a) The amount of the Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of January 31, 1997
      ............................................... $         916,710.42

  (b) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the month of January 31, 1997
      ............................................... $          91,713.24

6. Available Subordinated Amount.
---------------------------------

  (a) The  amount  available  to  be  applied   pursuant  to  Sections 4.03 (c)
      (i) (B) and (C) of the  Agreement  as  of  the  end  of the day   on
      February 18, 1997  ............................ $      55,000,000.00


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  (b) The amount set forth in paragraph 7(a) above as a percentage of the Class
      A Interest.  ..................................                10.00%


7. Available Class B Credit Enhancement Amount.
-----------------------------------------------

  (a) The amount available to be drawn under the Class B Credit
      Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day on February 18, 1997
      ...............................................  $     30,250,000.00

  (b) The amount set forth in paragraph 8(a) above as a percentage of the
       Class B Interest. ............................                55.00%


8. The Pool Factor.
-------------------

    The Pool Factor represents the ratio of the amount of the Class A
    Interest as of the end of the day on February 18, 1997 to the amount of the Class A Interest as of the Closing Date. The amount of a Class A Certificateholder's pro rata share of the Class A Interest can be determined by multiplying the original denomination of the Class A
    Certificateholder's Certificate by the Pool Factor ......  1.00000000

    The Pool Factor represents the ratio of the amount of the Class B
    Interest as of the end of the day on February 18, 1997 to the amount of the Class B Interest as of the Closing Date. The amount of a Class B Certificateholder's pro rata share of the Class B Interest can be determined by multiplying the original denomination of the Class B
    Certificateholder's Certificate by the Pool Factor ......  1.00000000
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9.  The aggregate outstanding balance of receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period
    related to such Distribution Date ................     $19,918,468.36


10. The aggregate outstanding balance of receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period
    related to such Distribution Date ...............      $30,393,769.37





                      Greenwood Trust Company as Servicer

                                     By: ______________________________
                                     Title: Vice President, Director of
                                     Accounting and Treasurer
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                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1992 B

                      -----------------------------------

                                  CREDIT CARD

                           PASS-THROUGH CERTIFICATES

                      -----------------------------------

    The undersigned , a duly authorized representative of Greenwood Trust Company ("Greenwood") , as Servicer pursuant to the Pooling and
Servicing   Agreement   dated  as  of  Dec.  1,  1992   (the "Pooling  and
Servicing Agreement" ) by and among Greenwood, Discover Receivables Financing Group and Wilmington Trust Company , does hereby certify as follows:



   1. Greenwood  is Servicer  under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed during the related Due
      Period was equal to ............................ $   161,572,025.46

   4. The  aggregate  amount of  Class A  Principal Collections  processed by the Servicer during the related Due Period is equal to ..................
      ................................................ $    97,306,404.50

   5. The aggregate amount  of the Class A  Finance Charge  Collections processed by the Servicer during the related Due Period is equal to .....
      ................................................ $     7,990,084.49

   6. The sum of all amounts payable to the  Class A Certificateholders on the
      current Distribution Date is equal to .......... $     3,116,666.67

   7. The  aggregate  amount of  Class B  Principal Collections  processed by the Servicer during the related Due Period is equal to ..................
      ................................................ $     9,735,119.80

   8. The aggregate amount  of the Class B  Finance Charge  Collections processed by the Servicer during the related Due Period is equal to .....
      ................................................ $       799,376.26
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   9. The  amount  of  drawings  under  the  Class B Credit Enhancement required to be made on  the succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to.......... $             0.00
      (b)  Section 4.03(c)(i)(H) is equal to.......... $             0.00
      (c)  Section 4.05 is equal to................... $             0.00

  10. The sum of all amounts payable to the Class B Certificateholders on the
      current Distribution Date is equal to .......... $       343,750.00

  11. Attached hereto is a true copy of the statement required to be delivered
      by the Servicer on the date  of   this  Certificate  to  the   Trustee
      pursuant to section 5.02.


     IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of February 18, 1997



                           GREENWOOD TRUST COMPANY, as Servicer

                           By: ______________________________
                           Title: Vice President, Director of
                           Accounting and Treasurer